Exhibit 10.2

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (this “Amendment”) is made and entered into by and between BANK OF AMERICA. N.A., a national banking association, as Administrative Agent (together with its successor and assigns. “Administrative Agent”) for the ratable benefit of BANK OF AMERICA, N.A. (“Bank of America”) and REGIONS BANK, an Alabama banking corporation (“Regions Bank”) (Bank of America and Regions Bank, together with their respective successors and assigns, are collectively referred to herein as the “Lenders”) and BHFS I, LLC, a Delaware limited liability company (“BHFS I”), BHFS II, LLC, a Delaware limited liability company (“BHFS II”), BHFS III, LLC, a Delaware limited liability company (“BHFS III”), BHFS IV, LLC, a Delaware limited liability company (“BHFS IV”), BHFS Theater, LLC, a Delaware limited liability company, and Behringer Harvard Frisco Square LP, a Delaware limited partnership (collectively, the “Borrowers”), as of the Effective Date (as hereinafter defined.)Borrowers, Administrative Agent, and Lenders are hereinafter each called a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, BHFS I, BHFS II, BHFS III, BHFS IV (collectively, the “Syndicated Borrowers”), Lenders and Administrative Agent entered into a lending transaction on July 28, 2008, as evidenced by certain promissory notes (collectively, the “Original Notes”), and governed by that certain Loan Agreement, as amended from time to time prior to the date hereof (“Loan Agreement”), whereby the Syndicated Borrowers obtained loans from the Lenders in the aggregate original principal amount of $57,779,019.00 (“Original Syndicated Loan”);

WHEREAS, the Original Notes matured on January 28, 2012, and as a result of such maturity, all amounts owed by Syndicated Borrowers under the Loan Agreement became due and payable on that date, after which time Syndicated Borrowers were in default;

WHEREAS, on June 13, 2012, Borrowers filed voluntary petitions for relief commencing bankruptcy cases under Chapter 11 of the United States Bankruptcy Code, Jointly administered under Bankruptcy Case No. 12-41581, in the United States Bankruptcy Court for the Eastern District of Texas, Sherman Division (the “Bankruptcy Court”);

WHEREAS, Borrowers subsequently filed Debtors Amended Joint Consolidated Plan of Reorganization (the “Plan”) in the Bankruptcy Court, which was confirmed on December 20, 2012 by that certain Order issued by the Bankruptcy Court;

WHEREAS, pursuant to the Plan, Borrowers, Administrative Agent and Lenders entered into that certain Amended and Restated Loan Agreement dated December 27, 2012 (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “A/R Loan Agreement”). which supersedes the Loan Agreement and sets forth the modified terms and conditions of a loan (the “Loan”) to Borrowers for the reinstatement, renewal, extension and modification of the Original Notes;

WHEREAS, pursuant to the Plan and the A/R Loan Agreement, Borrowers must reimburse Lenders a certain amount, which amount represents certain legal fees of Administrative Agent and Lender regarding the Loan (“Reimbursement Amount”);

WHEREAS, on December 27, 2012, Borrowers executed that certain Promissory Note (the “Supplemental Note”) made payable to Administrative Agent and Lenders, in the original principal amount of $400,000.00, such principal amount representing an estimate of the Reimbursement Amount;

WHEREAS, pursuant to the A/R Loan Agreement, the Parties agreed to amend the Supplemental Note to reflect the actual amount of the Reimbursement Amount, once such amount had been determined by the Bankruptcy Court in accordance with the Plan;

WHEREAS, on March 6, 2013, the Bankruptcy Court issued an order stating that the Reimbursement Amount is $50,000.00;

WHEREAS, Borrowers. Administrative Agent and Lenders desire to amend the Supplemental Note to reduce the principal amount of the Supplemental Note to $50,000.00.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers, Administrative Agent and Lender hereby agree as follows:

1.           Defined Terms. The terms used herein and defined in the Supplemental Note shall have the meaning set forth therein except as otherwise provided herein.

2.           Computation of Principal. Section 1  of the Supplemental Note is hereby deleted in its entirety and replaced with the following:

“1.        Note Being Made Pursuant to the Plan. Borrowers are executing this Note pursuant to that certain Debtors’ Modified Amended Joint Consolidated Plan of Reorganization (the “Plan”), filed by Borrowers under Bankruptcy Case No. 12-41581 in the United States Bankruptcy Court for the Eastern Division of Texas, Sherman Division (“Bankruptcy Court”), and pursuant to that certain order entered by the Bankruptcy Court confirming the Plan on December 19, 2012, and in fulfillment of the Supplemental Syndicated Claim (as defined in the Plan). The principal amount of the Note is $50,000.00.”

3.           Payments of Principal and Interest. Section 2 of the Supplemental Note is hereby deleted in its entirety and replaced with the following:

“2,        Note: Interest; Payment Schedule and Maturity Date. This Note is one of the “Notes” referred to in the Loan Agreement and is entitled to the benefits thereof. Interest shall accrue on the unpaid principal amount of this Note at the Loan Rate and otherwise in accordance with the terms of the Loan Agreement. On the first day of each month, Borrower shall pay to Administrative Agent installments of accrued interest at the Loan Rate and installments of principal in the amounts corresponding to the dates shown on Exhibit ”A” attached hereto (the “Schedule of Principal Payments”), with the first such payment being due on April I, 2013, and with a balloon payment of the remaining balance of the principal amount of this Note being due and payable coterminous with the Allowed Syndicated Claim. Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.”

4.           Ratification. Borrowers hereby acknowledge and consent to the foregoing amendments to the Supplemental Note. The undersigned Borrowers hereby ratify, confirm, reaffirm and covenant that the Loan Documents which they have executed are validly existing and binding against them under the terms of such Loan Documents.

5.           Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Supplemental Note, the A/R Loan Agreement and the other Loan Documents shall continue in full force and effect and shall remain enforceable and binding in accordance with their respect terms.

6.           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Follows - Remainder of Page Intentionally Left Blank

EXECUTED as of March 29, 2013 (the “Effective Date”).

BORROWERS:

BHFS I, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS II, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS III, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS IV, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BHFS THEATER, LLC, a Delaware limited liability company

By:	/s/ Michael O’Hanlon
Michael O’Hanlon
President and Chief Executive Officer

BEHRINGER HARVARD FRISCO SQUARE LP, a Delaware limited partnership

	By:	BP-FS GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Michael J O’Hanlon
Michael J. O’Hanlon, President and
Chief Executive Officer

ADMINISTRATIVE AGENT and LENDER:

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Michael E. Olson
Michael E. Olson, Senior Vice President

LENDER:

REGIONS BANK, an Alabama state banking corporation

By:	/s/ John Cutcliff
John Cutcliff, Senior Vice President

Frisco Square Principal Amortization

Supplimental Note

Remaining Loan Term (after modification)		57 months
Extension Loan Term		24 months
Interest Rate		5.00%
Modified Amortization Period(1)		357 months
Loan Constant		6.4653%

Loan Amount Modification	month 3	$50,000.00
Loan Balance (upon modification)		$50,000.00

		Loan Amount
Period	Principal Payment	Modification	Ending Balance
Period 0 - Initial Amortization			$0.00
Period 1 - Initial Amortization	$0.00		$0.00
Period 2 - Initial Amortization	$0.00		$0.00
Period 3 - Initial Amortization	$0.00	$50,000.00	$50,000.00
Period 1 - Modified Amortization	$(61.05)		$49,938.95
Period 2 - Modified Amortization	$(61.31)		$49,877.64
Period 3 - Modified Amortization	$(61.56)		$49,816.08
Period 4 - Modified Amortization	$(61.82)		$49,754.26
Period 5 - Modified Amortization	$(62.08)		$49,692.18
Period 6 - Modified Amortization	$(62.34)		$49,629.85
Period 7 - Modified Amortization	$(62.59)		$49,567.25
Period 8 - Modified Amortization	$(62.86)		$49,504.40
Period 9 - Modified Amortization	$(63.12)		$49,441.28
Period 10 - Modified Amortization	$(63.38)		$49,377.90
Period 11 - Modified Amortization	$(63.64)		$49,314.25
Period 12 - Modified Amortization	$(63.91)		$49,250.34
Period 13 - Modified Amortization	$(64.18)		$49,186.17
Period 14 - Modified Amortization	$(64.44)		$49,121.72
Period 15 - Modified Amortization	$(64.71)		$49,057.01
Period 16 - Modified Amortization	$(64.98)		$48,992.03
Period 17 - Modified Amortization	$(65.25)		$48,926.78
Period 18 - Modified Amortization	$(65.52)		$48,861.25
Period 19 - Modified Amortization	$(65.80)		$48,795.46
Period 20 - Modified Amortization	$(66.07)		$48,729.39
Period 21 - Modified Amortization	$(66.35)		$48,663.04
Period 22 - Modified Amortization	$(66.62)		$48,596.42
Period 23 - Modified Amortization	$(66.90)		$48,529.51
Period 24 - Modified Amortization	$(67.18)		$48,462.33
Period 25 - Modified Amortization	$(67.46)		$48,394.88
Period 26 - Modified Amortization	$(67.74)		$48,327.13
Period 27 - Modified Amortization	$(68.02)		$48,259.11
Period 28 - Modified Amortization	$(68.31)		$48,190.81
Period 29 - Modified Amortization	$(68.59)		$48,122.21
Period 30 - Modified Amortization	$(68.88)		$48,053.34
Period 31 - Modified Amortization	$(69.16)		$47,984.17
Period 32 - Modified Amortization	$(69.45)		$47,914.72
Period 33 - Modified Amortization	$(69.74)		$47,844.98
Period 34 - Modified Amortization	$(70.03)		$47,774.95
Period 35 - Modified Amortization	$(70.32)		$47,704.63
Period 36 - Modified Amortization	$(70.62)		$47,634.01
Period 37 - Modified Amortization	$(70.91)		$47,563.10
Period 38 - Modified Amortization	$(71.21)		$47,491.89
Period 39 - Modified Amortization	$(71.50)		$47,420.39
Period 40 - Modified Amortization	$(71.80)		$47,348.59

Frisco Square Principal Amortization

Supplimental Note

Remaining Loan Term (after modification)		57 months
Extension Loan Term		24 months
Interest Rate		5.00%
Modified Amortization Period(1)		357 months
Loan Constant		6.4653%

Loan Amount Modification	month 3	$50,000.00
Loan Balance (upon modification)		$50,000.00

		Loan Amount
Period	Principal Payment	Modification	Ending Balance
Period 41 - Modified Amortization	$(72.10)		$47,276.49
Period 42 - Modified Amortization	$(72.40)		$47,204.09
Period 43 - Modified Amortization	$(72.70)		$47,131.39
Period 44 - Modified Amortization	$(73.01)		$47,058.38
Period 45 - Modified Amortization	$(73.31)		$46,985.07
Period 46 - Modified Amortization	$(73.61)		$46,911.46
Period 47 - Modified Amortization	$(73.92)		$46,837.53
Period 48 - Modified Amortization	$(74.23)		$46,763.30
Period 49 - Modified Amortization	$(74.54)		$46,688.77
Period 50 - Modified Amortization	$(74.85)		$46,613.92
Period 51 - Modified Amortization	$(75.16)		$46,538.76
Period 52 - Modified Amortization	$(75.47)		$46,463.28
Period 53 - Modified Amortization	$(75.79)		$46,387.49
Period 54 - Modified Amortization	$(76.10)		$46,311.39
Period 55 - Modified Amortization	$(76.42)		$46,234.97
Period 56 - Modified Amortization	$(76.74)		$46,158.23
Period 57 - Modified Amortization	$(77.06)		$46,081.17
Period 58 - Modified Amortization	$(77.38)		$46,003.78
Period 59 - Modified Amortization	$(77.70)		$45,926.08
Period 60 - Modified Amortization	$(78.03)		$45,848.05
Period 61 - Modified Amortization	$(78.35)		$45,769.70
Period 62 - Modified Amortization	$(78.68)		$45,691.02
Period 63 - Modified Amortization	$(79.01)		$45,612.02
Period 64 - Modified Amortization	$(79.34)		$45,532.68
Period 65 - Modified Amortization	$(79.67)		$45,453.01
Period 66 - Modified Amortization	$(80.00)		$45,373.02
Period 67 - Modified Amortization	$(80.33)		$45,292.68
Period 68 - Modified Amortization	$(80.67)		$45,212.02
Period 69 - Modified Amortization	$(81.00)		$45,131.01
Period 70 - Modified Amortization	$(81.34)		$45,049.67
Period 71 - Modified Amortization	$(81.68)		$44,968.00
Period 72 - Modified Amortization	$(82.02)		$44,885.98
Period 73 - Modified Amortization	$(82.36)		$44,803.62
Period 74 - Modified Amortization	$(82.70)		$44,720.91
Period 75 - Modified Amortization	$(83.05)		$44,637.86
Period 76 - Modified Amortization	$(83.39)		$44,554.47
Period 77 - Modified Amortization	$(83.74)		$44,470.73
Period 78 - Modified Amortization	$(84.09)		$44,386.63
Period 79 - Modified Amortization	$(84.44)		$44,302.19
Period 80 - Modified Amortization	$(84.79)		$44,217.40
Period 81 - Modified Amortization	$(44,217.40)		$0.00